©2026 | AURORA PROPRIETARY z Revolutionizing how goods move 2026 ANALYST & INVESTOR DAY 2026 ANALYST & INVESTOR DAY Exhibit 99.2

Agenda

Welcome
Stacy Feit, VP - Investor Relations

Driving the inflection
Chris Urmson, Co-Founder and CEO

Accelerating commercial flywheel
Ossa Fisher, President

Driverless customer panel
Detmar Logistics, McLane and Werner
Moderated by: Ossa Fisher, President

Multi-platform path to scale
Sandor Barna, SVP - Hardware Products

Partnership ecosystem panel
AUMOVIO, PACCAR, Roush and Volvo Autonomous Solutions
Moderated by: Sandor Barna, SVP - Hardware Products

Defined liability & insurance fireside chat
Apollo and David Maday, CFO

Path to scaled economics
David Maday, CFO

Closing remarks and Q&A
Chris Urmson, Co-Founder and CEO
Ossa Fisher, President
Sandor Barna, SVP - Hardware Products

Driverless Ride-Alongs and Activations

©2026 | AURORA PROPRIETARY

Cautionary statement regarding forward-looking statements

This presentation contains certain forward-looking statements within the meaning of the federal securities laws. The words "believe," "may," "will," "estimate," "continue," "anticipate," "intend," "expect," "could," "would," "project," "plan," "potential," "target," and similar expressions and variations thereof are intended to identify forward-looking statements, but are not the exclusive means of identifying such statements.

All statements contained in this presentation that do not relate to matters of historical fact should be considered forward-looking statements, including but not limited to, those statements around our driverless operations and future financial and operating performance; our ability to meet customer demand, reduce costs, and general expectations in future periods (including our ability to conduct driverless operations; our expectations regarding future financial and operating results, including expected fleet size, revenue targets, gross margin targets and expense and capital allocation expectations); the benefits of integrating AI into our product; the safety, efficiency and cost benefits of our technology and product; our ability to achieve certain milestones around, and realize the potential benefits of, the development, manufacturing, scaling (including, but not limited to, the route expansion strategies, the transition to our DaaS model, fleet size, fleet ownership and our product's availability and capabilities) and commercialization of the Aurora Driver and related services, on the timeframe we expect or at all; our relationships with our partners and customers (including risks that anticipated customer orders may not materialize, may be delayed, non-binding memoranda of understanding with certain customers may not result in binding definitive agreements and/or customer contracts may be subject to cancellation, termination, or reduction in scope) and anticipated benefits that they may derive from our product (including, but not limited to, hardware availability, efficiency gains and increasing revenues and margins for us or our customers); the timing for developing, and the anticipated benefits of, future generations of hardware kits; the anticipated impact of our product on the freight industry and economy; our expected market share and competitive position; the efficiency and effectiveness of our validation process and profitability of our products and services; the regulatory tailwinds and framework in which we operate and our ability to comply with the current and future regulatory framework; and our financial performance, anticipated investment in truck fleet and expected cash use and available cash.

These statements are based on management's current beliefs and assumptions and are neither promises nor guarantees, but involve known and unknown risks, uncertainties and other important factors that may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements.

Important factors that could cause actual results to differ materially from the forward-looking statements include, among others, risks and uncertainties relating to the development, validation, safety performance and commercialization of the Aurora Driver; regulatory developments and approvals; the performance of, and relationships with partners and customers; market demand and competitive dynamics; and liquidity and access to capital. A discussion of these and other risks and uncertainties is included under the heading "Risk Factors" in Aurora Innovation, Inc.'s ("Aurora") Annual Report on Form 10-K for the year ended December 31, 2025, filed with the U.S. Securities and Exchange Commission (the "SEC") on February 11, 2026, Aurora's Quarterly Report on Form 10-Q for the quarter ended June 30, 2026, filed with the SEC on July 29, 2026 and other documents filed by Aurora from time to time with the SEC, which are accessible on the SEC website at www.sec.gov.

All forward-looking statements reflect our beliefs and assumptions only as of the date of this presentation. Aurora undertakes no obligation to update forward-looking statements to reflect future events or circumstances, except as required by law.

Use of Non-GAAP Financial Information; Projections

This presentation also contains estimates, forecasts and financial measures not prepared in accordance with generally accepted accounting principles in the United States ("GAAP"), such as Adjusted Gross margin, Adjusted SG&A expense, Adjusted R&D expense and free cash flow. Adjusted Gross Margin is defined as gross margin, the most directly comparable financial measure calculated in accordance with GAAP, adjusted to exclude stock-based compensation expense. Adjusted SG&A expense is defined as sales, general and administrative expenses, the most directly comparable financial measure calculated in accordance with GAAP, adjusted to exclude stock-based compensation expense. Adjusted R&D expense is defined as research and development expenses, the most directly comparable financial measure calculated in accordance with GAAP, adjusted to exclude stock-based compensation expense. Free cash flow is defined as net cash provided by operating activities, the most directly comparable financial measure calculated in accordance with GAAP, less capital expenditures for the purchases of property and equipment.

Aurora believes that these non-GAAP financial measures are meaningful indicators to management and investors that provide information about Aurora's operating performance. Aurora believes that these non-GAAP financial measures provide useful information to investors and others in understanding and evaluating Aurora's operating results in the same manner as management. However, these non-GAAP financial measures are not financial measures calculated in accordance with GAAP and should not be considered as a substitute for or superior to the comparable GAAP financial measures. Using any such financial measure to analyze Aurora's business would have material limitations because the calculations are based on the subjective determination of management regarding the nature and classification of events and circumstances that investors may find significant and because they exclude significant expenses that are required by GAAP to be recorded in Aurora's financial measures. In addition, although other companies in Aurora's industry may report similarly titled measures, such financial measures may be calculated differently from how Aurora calculates such financial measures, which reduces their overall usefulness as comparative measures.

Additionally, to the extent that forward-looking non-GAAP financial measures are provided, they are presented on a non-GAAP basis without reconciliations of such forward-looking non-GAAP measures due to the inherent difficulty in forecasting and quantifying certain amounts that are necessary for such reconciliations. Because of these limitations, these non-GAAP financial measures should be considered alongside other financial performance measures and other financial results presented in accordance with applicable accounting standards. While Aurora's projected financial measures are based upon assumptions including research and development and selling, general and administrative activities, as well as capital expenses and working capital, this information reflects management's current assumptions and limitations and should be considered together with other information presented. Aurora does not undertake to update such data after the date of this presentation.

Industry and Statistical Data

This presentation also contains statistical data, estimates and forecasts that are based on industry publications or other publicly available information, as well as other information based on our internal sources. This information may be based on many assumptions and limitations, and you are cautioned not to give undue weight to such information. We have not independently verified the accuracy or completeness of the data contained in the industry publications and other publicly available information. Aurora does not undertake to update such data after the date of this presentation.

Third-Party Intellectual Property

All third-party logos appearing in this presentation are trademarks or registered trademarks of their respective holders. Any such appearance does not necessarily imply any affiliation with or endorsement of Aurora.

©2026 | AURORA PROPRIETARY

©2026 | AURORA PROPRIETARY z Revolutionizing how goods move

©2026 | AURORA PROPRIETARY Incubation → tip curve Industrial inflection pointIncubation period Invention creates possibility Industrialization creates inevitability Every paradigm shift in global movement follows a similar curve.

©2026 | AURORA PROPRIETARY Incubation → tip curve Autonomous vehicles have been on a 20+ year journey From DARPA Challenges to making real impact on the road.

©2026 | AURORA PROPRIETARY Trucking is our first application Massive addressable market Critical need with further tightening driver supply Attractive unit economics Leverages existing infrastructure → → → →

©2026 | AURORA PROPRIETARY We have all of the elements to drive our commercial inflection Software Verifiable AI proven on public roads Supply Multi-platform strategy supports accelerating ramp Demand Committed & compounding Hardware Industrialized: Step-function scaling & cost reductions

©2026 | AURORA PROPRIETARY Unmatched ecosystem We'll deliver the same transformative scale through platform leverage. We provide the technology while our world-class partners and suppliers build the trucks, provide the hardware, and move the freight. Autonomous Solutions BEST IN CLASS OEMS INDUSTRY-LEADING LOGISTICS COMPANIES PIONEERING HARDWARE PARTNERS

©2026 | AURORA PROPRIETARY Incubation → tip curve Our foundation is set We expect the Aurora Driver to follow the same curve. Industrial inflection pointIncubation period

©2026 | AURORA PROPRIETARY 02 The generalized Aurora Driver CHRIS URMSON, VEER NAIRYANI z

©2026 | AURORA PROPRIETARY Aurora is the only company scaling driverless commercial long-haul trucking on public roads in the U.S. SOFTWARE Verifiable AI HARDWARE Industrialized SUITE OF SERVICES Seamless Integration Aurora Driver

©2026 | AURORA PROPRIETARY The Aurora Driver addresses multiple industry challenges at once. Trucking is a hard business Workforce Instability: Tightening driver capacity, aging workforce, and high turnover Asset Inefficiency: Hours-of-service limitations Safety Toll: Thousands of preventable fatalities Margin Compression: Escalating driver, fuel, and insurance costs → → → →

©2026 | AURORA PROPRIETARY The Aurora Driver is transformational across the core dimensions of freight Safety The most dangerous part of the supply chain, made safer and less costly to insure with every mile. Capacity & flexibility Scalable on demand. Utilization Unlocking nearly 24/7 operations. Total cost of ownership Lower driver, fuel, and insurance costs.

©2026 | AURORA PROPRIETARY Weʼre delivering real world value to customers today, establishing a foundation that will compound as our network scales Annual run-rate >225,000 miles / truck for McLane, Werner & others 2x increase in trips / day for Detmar SAFETY UTILIZATION (LONG-HAUL) UTILIZATION (SHORT-HAUL)

©2026 | AURORA PROPRIETARY In the near-term, we're fully allocated to exit 2026 with 200 driverless trucks in operation on our existing routes

©2026 | AURORA PROPRIETARY Generalized technology and a proven, accelerating verification & validation process position the Aurora Driver for rapid route and customer facility expansion to support 2027+ demand VALIDATION TIME PER ROUTE 6 mo SECOND ROUTE 6 wks TODAY 6 days LOOKING AHEAD EACH SQUARE = ONE WEEK 6 yrs FIRST ROUTE

©2026 | AURORA PROPRIETARY The Aurora Driver will also power a virtuous economic cycle Builds supply chain resilience Lowers consumer prices Drives job creation → → →

©2026 | AURORA PROPRIETARY

©2026 | AURORA PROPRIETARY The Aurora Driver is engineered to be one of the safest drivers on the road – and has been evaluated by trusted safety experts

©2026 | AURORA PROPRIETARY In addition to enhancing safety and supplementing driver capacity, our product is designed to deliver a compelling total cost of ownership (TCO) value proposition 1 Conventional Cost per Mile per ATRI report for 2025, as of July 2026; includes $0.15/mile of estimated indirect costs for recruitment, training, and driver compliance/overhead. 2 Includes truck, trailer, truck maintenance, tires, and tolls/permits/licenses Note: Excludes potential customer endpoint operations costs TCO ($/MILE) $0.72 $0.11 $0.15 Indirect $0.48 $1.03 Direct $0.85 $0.41 $0.08 $0.65 ~$2.50 ~$2.00 Conventional Aurora1 2Other Insurance Fuel Driver All-In 20%

©2026 | AURORA PROPRIETARY The Aurora Driverʼs economic value is undeniable Top-Line: Increased revenue per truck with potential to more than double asset utilization. Margin Expansion: Meaningful TCO benefits. “Maximizing asset uptime is the ultimate competitive edge in today's market. Integrating the Aurora Driver into McLane's fleet has helped reduce downtime while supporting our investment in innovative transportation solutions. It allows us to continue delivering exceptional service to our customers, while enabling our drivers to focus on the areas where their expertise and customer service make the greatest impact.” –Eric Hildenbrand, Chief Legal, Strategy, & Administrative Officer, McLane

©2026 | AURORA PROPRIETARY 6x 2x Higher utilization and lower TCO with the Aurora Driver can double revenue and drive meaningful margin expansion Illustrative Example: One truck, one year of operation on the Fort Worth - Phoenix route. Conventional Aurora Driver $340,000 $680,000 $30,000 $190,000 Conventional Aurora Driver REVENUE MARGIN

©2026 | AURORA PROPRIETARY Seamlessly integrating driverless operations into our customersʼ businesses

©2026 | AURORA PROPRIETARY Driverless Customer Panel Matt Detmar DETMAR LOGISTICS Eric Hildenbrand MCLANE Daragh Mahon WERNER CHIEF EXECUTIVE OFFICER CHIEF STRATEGY OFFICER EVP & CHIEF INFORMATION OFFICER Ossa Fisher AURORA PRESIDENT

©2026 | AURORA PROPRIETARY

©2026 | AURORA PROPRIETARY Manufactured by Fabrinet, our second generation commercial hardware kit is on the road today — more reliable, lower cost, and designed to scale to 1,500 trucks

©2026 | AURORA PROPRIETARY Our upfitter, Roush, is ramping to supply 1,000 upfit trucks per year — first equipped with our Gen 2 hardware kit — with potential to increase that capacity

©2026 | AURORA PROPRIETARY

©2026 | AURORA PROPRIETARY Our Gen 2 hardware is also now being integrated lineside at Volvoʼs New River Valley, VA plant

©2026 | AURORA PROPRIETARY Weʼre partnering with AUMOVIO to deliver the industrialized, automotive-grade hardware necessary to power tens of thousands of autonomous trucks Asset-light model and projected per mile hardware cost support SaaS-like gross margin objective.

Our vehicle-agnostic, multi-platform model aligns with customers' diverse fleet preferences and supports our 2027-2028+ scaling roadmap

INTERNATIONAL LT SERIES



Driverless trucks upfit by Roush

VOLVO VNL AUTONOMOUS


AUTONOMOUS

Lineside integration with Volvo underway

PETERBILT 579



Future lineside integration with PACCAR

©2026 | AURORA PROPRIETARY

©2026 | AURORA PROPRIETARY Jeremy McClain AUMOVIO Noelle Onstad PACCAR Brad Rzetelny ROUSH Partnership Ecosystem Panel Sasko Cuklev VOLVO AUTONOMOUS SOLUTIONS GLOBAL VP, AUTONOMOUS MOBILITY SYSTEMS, SOFTWARE AND SERVICES GENERAL MANAGER, PACCAR INNOVATION CENTER VP, CONTRACT MANUFACTURING, ADVANCED COMPOSITES, PROGRAM MANAGEMENT HEAD OF ON-ROAD SOLUTIONS Sandor Barna AURORA SVP, HARDWARE PRODUCTS

©2026 | AURORA PROPRIETARY Insurance and liability is not an unknown NAT BEUSE, HELEN CHUE

©2026 | AURORA PROPRIETARY Chris Moore APOLLO CHIEF UNDERWRITING OFFICER, APOLLO IBOTT 1971 David Maday AURORA CHIEF FINANCIAL OFFICER Insurance Fireside Chat

©2026 | AURORA PROPRIETARY z ●

©2026 | AURORA PROPRIETARY ~$1 trillion 1 CSCMPʼs Annual State of Logistics Report, 2026 With attractive unit economics and significant need for this technology U.S. TAM 1The massive U.S. freight market presents an opportunity for unmatched value creation in autonomy 60B VMT SAM by 2028

©2026 | AURORA PROPRIETARY Revenue FY26 Revenue (E): $14-16M FY26 Exit Revenue Run-Rate (E): $80M Fleet Expansion Scaling to 1,000 Truck Upfit Capacity with Roush Weʼre delivering on our roadmap Driverless Miles 500,000+ Driverless Miles since Commercial Launch

©2026 | AURORA PROPRIETARY FL EE T SI ZE 2026 2027 2030 Anticipate exiting 2026 with 200 driverless trucks Anticipate exiting 2027 with >1,000 driverless trucks Expect >30K trucks in 2030 TaaS DaaS Utilization ~200K miles/year Hitting our commercial inflection point at the end of this year paves the way for transformational growth ~250K miles/year

Transportation as a Service (TaaS) provides proof of concept, Driver as a Service (DaaS) is our growth engine

	TaaS Demonstrates the potential of the Aurora Driver		DaaS Asset-light model accelerates scaling with high-margin revenue stream
Fleet Capacity	≤500	→	10s of 1000s
Utilization	~200K miles/year	→	~250K miles/year
Ownership	Aurora	→	Customer
Pricing	~$2/mile (including fuel surcharge)	→	$0.85+/mile

©2026 | AURORA PROPRIETARY

©2026 | AURORA PROPRIETARY We are targeting breakeven gross margin on a run-rate basis in 1H 2027 at ~500 trucks Scale fleet Cost reduction levers Revenue drivers Increase utilization Expand SAM Realize labor & support efficiencies Deliver primarily between customer locations Capture second generation commercial hardware cost savings

©2026 | AURORA PROPRIETARY $200M From 2027 to 2030, we expect significant revenue growth and margin expansion — exiting 2028 with positive free cash flow on a run-rate basis Estimated Annual Revenue & Gross Margin 2030 $5B 20292028 Gross Margin % Positive GM% Revenue 2027 $200M 60%

©2026 | AURORA PROPRIETARY As we scale through 2030, we expect to deliver compelling return on operating expenses and capital efficiency SG&A to increase, supporting commercial growth SG&A % Revenue in 2030 7% Steady R&D investment, enabling capital-efficient growth Revenue per R&D Dollar in 2030 7x Transition to DaaS and AUMOVIO Hardware as a Service (HaaS) CapEx % Revenue in 2030 <1%

©2026 | AURORA PROPRIETARY Our 2030 Vision SAM Expansion 150B+ VMT ~40x growth from today Fleet Scale 30k+ Expected driverless trucks in operation Revenue $5B+ Projected annual revenue Unit Economic Profitability ~60% Target gross margin R&D Efficiency 7x Anticipated revenue return on R&D investment ...With significant anticipated upside across global and adjacent markets

©2026 | AURORA PROPRIETARY z Revolutionizing how goods move 2026 ANALYST & INVESTOR DAY

©2026 | AURORA PROPRIETARY Aurora Driver-powered trucks, todayIncubation period We have all the elements: Software: Verifiable AI proven on public roads Hardware: Step-function scaling & cost reductions Supply: Multi-platform strategy supports accelerating ramp Demand: Committed and compounding Aurora is driving the commercial inflection point, revolutionizing how goods move

©2026 | AURORA PROPRIETARY Trucking is our first commercial application — our foundation in safety-critical Physical AI positions Aurora to power adjacent markets over the long-term

©2026 | AURORA PROPRIETARY